July 29, 2026

BNY MELLON INVESTMENT PORTFOLIOS
- Technology Growth Portfolio

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces the information in the second paragraph in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

Brian Byrnes is the fund's primary portfolio manager, a position he has held since May 2024. Mr. Byrnes is a research analyst and portfolio manager at NIMNA.

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The following information supersedes and replaces the information in the second paragraph in the section "Fund Details – Management – Sub-Adviser" in the prospectus:

Brian Byrnes is the fund's primary portfolio manager, primarily responsible for the day-to-day management of the fund's portfolio. He has been a primary portfolio manager of the fund since May 2024. Mr. Byrnes is a research analyst and portfolio manager at NIMNA and has been employed by NIMNA since 2022. Prior to joining NIMNA, Mr. Byrnes was a research analyst, among other positions, at Eaton Vance from 2018 to 2022.

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